     As filed with the Securities and Exchange Commission on July 3, 2003

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(3)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-12

                           TRAVELERS SERIES FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(a)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                          TRAVELERS SERIES FUND INC.
                               on behalf of its
                           ALLIANCE GROWTH PORTFOLIO
                               125 Broad Street
                           New York, New York 10004

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               -----------------

                        To Be Held On August 22 , 2003

                               -----------------

   Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of the Travelers Series Fund Inc. (the "Fund"), on behalf of the Alliance Growth Portfolio (the "Portfolio"), will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York 10022 on August 22, 2003, at 1 p.m., local time, for the following purposes:

      (1)(A) To approve a new Sub-Advisory Agreement among the Fund on behalf of the Portfolio, Travelers Investment Adviser Inc. ("TIA") and Fidelity Management & Research Company ("FMR");

      (1)(B) To approve a new Sub-Sub-Advisory Agreement between FMR and FMR Co., Inc. (the "FMR Sub-Advisor"), conditioned upon approval of Proposal 1(A);

      (2) To approve a change in the investment objective of the Portfolio, conditioned upon approval of Proposal 1(A); and

      (3) To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

   These proposals are discussed in greater detail in the attached proxy statement. The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof. Shares of the Portfolio ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve the Proposals. You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Portfolio that are attributable to your variable contract. The Insurance Companies will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the "proxy") by which the Contract Owner instructs the voting of the Portfolio Shares attributable to his or her variable contract.

   Shareholders of record on July 9, 2003 are entitled to vote at the Special Meeting and any adjournment thereof. Contract Owners of record on July 9, 2003 have the right to instruct their insurance company how to vote the Shares that are attributable to their variable contracts. In the event that the necessary quorum to transact business or the vote required to approve or reject a proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Portfolio's Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against such proposal.

                            By order of the Board of Directors,

                            Christina T. Sydor
                            Secretary

July 21, 2003

                               -----------------

   CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE PORTFOLIO AND SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH CONTRACT OWNERS OR SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE (UNLESS YOU ARE VOTING BY FAX OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
------------                                        ---------------
Corporate Accounts
 (1) ABC Corp...................................... ABC Corp.
 (2) ABC Corp...................................... John Doe, Treasurer
 (3) ABC Corp. c/o John Doe, Treasurer............. John Doe
 (4) ABC Corp. Profit Sharing Plan................. John Doe, Director

Fund Accounts
 (1) ABC Fund...................................... Jane B. Doe, Director
 (2) Jane B. Doe, Director u/t/d 12/28/78.......... Jane B. Doe, Director

Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
    UGMA........................................... John B. Smith
 (2) Estate of John B. Smith....................... John B. Smith Jr., Executor

                          TRAVELERS SERIES FUND INC.
                               on behalf of its
                           ALLIANCE GROWTH PORTFOLIO
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 22, 2003

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Travelers Series Fund Inc. (the "Fund"), on behalf of its Alliance Growth Portfolio (the "Portfolio"), for use at the Special Meeting of Shareholders of the Portfolio, to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York 10022 on August 22, 2003 at 1:00 p.m., local time, and at any and all adjournments thereof (the "Special Meeting").

   The Board, on behalf of the Portfolio, is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting, at which the shareholders of the Portfolio will be asked to consider and approve the Proposals (as described below). This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about July 21, 2003 or as soon as practicable thereafter.

   Shares of the Portfolio ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, will solicit voting instructions from variable contract owners who beneficially own shares of the Portfolio as of the Record Date (as defined below) and will vote all shares held in the separate accounts in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Portfolio that are attributable to your variable contract.

   This Proxy Statement, the Notice of Special Meeting and the proxy card (also serving as the voting instruction form) are being mailed to Contract Owners as of the close of business on July 9, 2003 (the "Record Date"). The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Portfolio's shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. In addition, an Insurance Company will vote the Shares for which it has received voting rights in the same proportion as those Shares for which it has received proper instructions. Proxy cards that are properly executed and returned but that have no voting designation with respect to a Proposal will be voted "FOR" such Proposal. Holders of record of the Shares of the Portfolio at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the Special Meeting, and any fractional share is entitled to a fractional vote. Only Portfolio shareholders as of the Record Date will be entitled to notice of and to vote at the Special Meeting. The number of full and fractional votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).

   Contract Owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card; and (3) by fax: dial the toll-free number listed on the proxy card; you will need the control number located on the proxy card.

   If the Fund records votes by fax or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by fax or through the Internet may be revoked at any time, before they are voted as described below.

   Any shareholder of the Portfolio giving a proxy has the power to revoke it by submitting a written notice of revocation to the Portfolio or by attending the Special Meeting and voting in person. Variable contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the Insurance Company a written notice of revocation.

   The principal executive office of the Fund is located at 125 Broad Street, New York, NY 10004. Travelers Investment Adviser Inc. ("TIA"), whose address is 125 Broad Street, New York, New York 10004, is the Portfolio's investment manager. TIA is a wholly-owned subsidiary of The Plaza Corporation, which is an indirect wholly-owned subsidiary of Citigroup Inc.

Cost of Solicitation

   The costs and expenses incurred in connection with the solicitation of proxies on behalf of the Portfolio for use at the Special Meeting, including the costs of preparing, printing, and mailing, and reasonable expenses of outside counsel, will be paid by the Portfolio.

Quorum

   The holders of one-third of the outstanding shares entitled to be cast of the Portfolio present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business. A shareholder vote may be taken with respect to the Portfolio on some or all matters if a quorum is present and sufficient votes have been received for approval.

   If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Vote Required to Approve the Proposals

   Approval of each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio present at the Special Meeting in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Portfolio. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposals.

   All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified on the proxy or voting instruction form or, if no specification is made, in favor of the Proposals referred to in this Proxy Statement.

   Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date by a fraction, the numerator of which is the number of units held for such Contract Owner in the Portfolio and the denominator of which is the total number of units of the Portfolio outstanding on the Record Date. Units reflect the Contract Owner's participation in the variable contracts, while Shares reflect an insurance company's ownership interest in the Portfolio. The value of units is based on the net asset value of the underlying Portfolio adjusted for separate account fees.

   On the record date, the Portfolio had        shares outstanding.

   Listed below are the name, address and Share ownership of each person known to the Portfolio to own 5% or more of the Shares of the Portfolio as of the Record Date. The type of ownership of each person listed below is record ownership.

                                        Shares
                       Name and Address Owned  Percentage
                       ---------------- ------ ----------
                                                    %
                                                    %
                                                    %

   Because all Shares of the Portfolio are owned of record by separate accounts as of the Record Date, the officers and Directors of the Fund as a group owned none of the Portfolio's outstanding Shares.

   The Portfolio provides periodic reports to all of its shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Portfolio and a copy of any more recent semiannual report, without charge, by calling the Portfolio at (800) 842-8573 or by writing to the Portfolio, c/o Travelers Series Fund Inc., 125 Broad Street, New York, New York 10004.

                                 PROPOSAL 1(A)

                APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH FMR

Introduction

   The Board is proposing that shareholders approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") to be entered into among the Fund, on behalf of the Portfolio, TIA and Fidelity Management & Research Company ("FMR"). As discussed in Proposal 1(B), the Board is also proposing that shareholders approve a new Sub-Sub-Advisory Agreement (the "FMR Sub-Advisory Agreement") between FMR and FMR Co., Inc. (the "FMR Sub-Advisor"). TIA is the Portfolio's investment manager.

Background

   On June 11, 2003, the Board met in person at a meeting called for the purpose of considering, among other things, the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement. At the meeting, the Board approved the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement subject to shareholder approval. Forms of the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement are attached hereto as Exhibits A and B, respectively.

   Representatives of TIA and FMR met in person with the Board (including the Independent Directors) and described the general terms of the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement, the anticipated benefits for the Portfolio and FMR's proposed services to the Portfolio. During the course of their deliberations, the Directors (including the Independent Directors) reviewed materials furnished by TIA and FMR describing FMR and its affiliates, senior personnel, portfolio managers, analysts and economists, FMR's method of operation, the investment philosophy proposed for implementation with the Portfolio, FMR's performance record and financial condition. The Directors and representatives of TIA had also considered the Portfolio's performance under its current sub-adviser in light of the Portfolio's investment objective and policies.

   After reviewing the relevant information, the Board determined to terminate the Portfolio's current sub-advisory agreement (the "Current Sub-Advisory Agreement") and to enter into the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement. The Board's conclusion was based on several factors (none of which was singled out as more important than any other factor). The Board reviewed the past performance record of FMR with respect to funds with similar objectives and policies as the Portfolio as well as the background and experience of officers and managers employed by FMR, including those who will provide services to the Portfolio. Although the Board considered that both the current sub-adviser and FMR could provide high quality advisory services to the

Portfolio, the Board determined that FMR's proposed approach, as discussed under Proposal 2, could potentially enhance the Portfolio's performance.

   After carefully evaluating the foregoing materials and such other factors as they deemed relevant, the Board, including the Independent Directors, approved the submission of the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement, for approval by the Portfolio's shareholders. Only shareholders of the Portfolio may vote to approve the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement.

   If the Portfolio's shareholders approve the New Sub-Advisory Agreement, it is expected to become effective as of August 30, 2003 (or as soon thereafter as practicable), will continue initially for a two-year period and would continue in effect for successive annual periods thereafter, provided such continuance is approved at least annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, (2) by a majority of the Independent Directors. If shareholders fail to approve the New Sub-Advisory Agreement, the Board will consider what alternatives may be most appropriate for the Portfolio and its shareholders, including resubmitting the New Sub-Advisory Agreement for shareholder approval.

Information on FMR

   The information in this section has been provided to the Portfolio by FMR. FMR and its affiliates are commonly known as Fidelity Investments. Fidelity Investments(R) is one of the world's largest providers of financial services, with custodied assets of $1.5 trillion, including managed assets of $869.3 billion, as of May 31, 2003. Fidelity Investments offers investment management, retirement planning, brokerage, human resources and benefits outsourcing services to 18 million individuals and institutions as well as through 5,500 financial intermediaries. The firm is the largest mutual fund company in the United States, the No. 1 provider of workplace retirement savings plans, one of the largest mutual fund supermarkets and a leading online brokerage firm.

   The underlying strength of all of Fidelity's financial products is FMR, the investment advisor to Fidelity's family of mutual funds. FMR employs the largest staff of portfolio managers, analysts and traders in the industry, nearly 450 in total. Fidelity's experienced staff of investment professionals is backed by a worldwide network of research resources providing constant market and company information. Headquartered in Boston, FMR investment research professionals also are based elsewhere in the United States, the United Kingdom, Southeast Asia and Japan.

   FMR has its principal business offices at 82 Devonshire Street, Boston, Massachusetts 02109. Information concerning the advisory fees and average net assets of funds with investment objectives similar to the Portfolio and advised by FMR is contained in Appendix A. The directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

   All of the stock of FMR is owned by FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Edward
C. Johnson 3d and Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

The New Sub-Advisory Agreement

   The New Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement, which is described below, except that the sub-advisory fee paid by TIA (not the Portfolio) will be as follows:

      .45% of average daily net assets up to $250 million;

      .40% of average daily net assets in excess of $250 million but less than $750 million;

      .35% of average daily net assets in excess of $750 million.

   Because FMR would be paid out of the proceeds of TIA's advisory fee, the New Sub-Advisory Agreement would not affect the fees paid by the Portfolio.

   The New Sub-Advisory Agreement will identify FMR as the sub-adviser and will also have new execution and termination dates.

   Except for expenses specifically assumed or agreed to be paid by FMR, FMR shall not be liable for any expenses of TIA, the Fund or the Portfolio, including, without limitation, brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Fund or the Portfolio. The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees (other than sub-advisory fees paid pursuant to the New Sub-Advisory Agreement or the FMR Sub-Advisory Agreement) and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Portfolio's legal existence and shareholder relations. All other expenses not specifically assumed by FMR hereunder or by TIA under the Management Agreement are borne by the Fund or the Portfolio.

Description of the Current Sub-Advisory Agreement

   Under the Current Sub-Advisory Agreement, subject to the oversight and review of TIA and the Board of Directors, the current sub-advisor manages the investment and reinvestment of the assets of the Portfolio. Specifically, the sub-advisor determines the investments to be purchased or sold, employs professional portfolio managers and securities analysts who provide research services to the Portfolio, provides TIA with records concerning its activities which TIA or the Fund, is required to maintain and renders regular reports to TIA and to officers and directors of the Fund.

   In return for the services provided, TIA (not the Portfolio) pays the sub-advisor an annualized advisory fee equal to 0.35% of the average daily net assets of the Portfolio which is accrued daily and payable monthly. The Management Agreement between the Portfolio and TIA provides for a monthly fee to the Manager computed at an annual rate of 0.80% of the Portfolio's average daily net assets.

   Under the Current Sub-Advisory Agreement, the sub-adviser is responsible for all expenses incurred by it in the performance of its duties, which does not include expenses of the Portfolio, such as brokerage fees and commissions. The Current Sub-Advisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties thereunder on the part of the sub-adviser, the sub-adviser is not liable to TIA, the Portfolio or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Portfolio or TIA in connection with the matters set forth in the Current Sub-Advisory Agreement.

   The Current Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Portfolio, or upon 60 days' written notice by the sub-adviser. Further, the Current Sub-Advisory Agreement automatically terminates in the event of its assignment. The Current Sub-Advisory Agreement was last approved by the Board on June 11, 2003 and by
the shareholders on       .

Portfolio Transactions

   In selecting brokers or dealers to execute transactions on behalf of the Portfolio, FMR (as also provided in the Current Sub-Agreement) will seek the best overall terms available.

   All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by FMR pursuant to authority contained in the New Sub-Advisory Agreement and FMR Sub-Advisory Agreement. FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the Portfolio or other funds managed by Fidelity Investments and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC and Fidelity Brokerage Services (Japan) LLC, provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with Archipelago ECN (Archipelago), an electronic communications network
(ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the compensation is fair, reasonable, and comparable to compensation charged by non-affiliated, qualified brokerage firms for similar services.

Evaluation by the Board of Directors

   In determining whether to approve the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement and recommend approval to shareholders, the Board, including the Independent Directors, considered various materials provided by FMR.

   The Directors considered the following information, among other things: (1) the nature and quality of services to be rendered by FMR, including the background and experience of the FMR personnel who would be responsible for the Portfolio's management under the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement; (2) compensation to be received by FMR under the New Sub-Advisory Agreement; and (3) the fact that the provisions of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement are substantially similar, except for the Sub-advisory fees and inception and termination dates as discussed above.

   Further, the Board considered: (1) the nature and quality of the services rendered by FMR to other similar funds; (2) the results achieved by FMR for other similar funds; and (3) the personnel, operations and financial condition, and investment management capabilities, methodologies, performance, and investment style of FMR. Specifically, the Board considered data provided on the Portfolio's lack of asset growth, the Portfolio's performance with the current sub-advisor, performance of other similar funds, and the past performance of FMR in providing investment advisory services to funds similar to the Portfolio. The Board recognized the reputation, expertise and financial resources of FMR and its affiliates in domestic and international financial matters. The Board was satisfied that FMR was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations, and had the personnel, financial resources and standing in the financial community to enable it to manage the Portfolio effectively.

   The Board noted that if the New Sub-Advisory Agreement and the FMR Sub-Advisory Agreement are approved by shareholders, the Portfolio's name would be changed to "Strategic Equity Portfolio". The Board also recommended that if the Proposals are approved by shareholders, the Portfolio's principal investment strategies and other policies would be modified to implement FMR's investment approach.

   Based upon its review, the Board determined that approving the New Sub-Advisory Agreement among the Fund, TIA and FMR is in the best interests of the Portfolio and its shareholders. During their consideration of the Current and New Sub-Advisory Agreements and the FMR Sub-Advisory Agreement, the Independent Directors were advised by independent counsel. Accordingly, after consideration of the above factors and such other information as it considered relevant, the Board of Directors unanimously approved the New Sub-Advisory Agreement and voted to recommend its approval by the Portfolio's shareholders.

Vote Required

   Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the Portfolio.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE NEW SUB-ADVISORY AGREEMENT.

                                 PROPOSAL 1(B)

                  APPROVAL OF THE FMR SUB-ADVISORY AGREEMENT

Introduction

   If Proposal 1(A) is adopted, FMR proposes to enter into a sub-advisory arrangement with an affiliate (the "FMR Sub-Advisor"). The Board proposes that shareholders of the Portfolio approve the FMR Sub-Advisory Agreement described below. The FMR Sub-Advisory Agreement would allow FMR, through the FMR Sub-Advisor, to receive investment advice and research services for the benefit of the Portfolio. Under the FMR Sub-Advisory Agreement, the FMR Sub-Advisor could also receive authority to perform discretionary investment advisory services subject to the overall supervision of FMR and the Board of Directors. Because the FMR Sub-Advisor would be paid out of the proceeds of FMR's sub-advisory fee, the proposed FMR Sub-Advisory Agreement would not affect the fees paid by the Portfolio.

Background

   On June 11, 2003, the Directors, including the Independent Directors, met in person at a meeting called for the purpose of considering, among other things, the FMR Sub-Advisory Agreement. At the meeting, the Directors, including the Independent Directors, approved the FMR Sub-Advisory Agreement and voted to recommend its approval to the shareholders of the Portfolio.

   For additional information about the Board's deliberations and the reasons for their recommendation, please see Proposal 1(A), "Evaluation by the Board of Directors."

   The Board unanimously recommends that shareholders vote in favor of the approval of the FMR Sub-Advisory Agreement.

Information on the FMR Sub-Advisor.

   The FMR Sub-Advisor is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain FMR funds and investment advice with respect to equity and high income instruments.

   The Directors of the FMR Sub-Advisor are Edward C. Johnson 3d, Chairman of the Board: Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also a Trustee of funds advised by FMR; Chairman of the Board, Chief Executive Officer, President and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman of the Board and a Director of Fidelity Management & Research (Far East) Inc. and Fidelity Investments Money Management, Inc. ("FIMM"). In addition, Ms. Johnson is Senior Vice President and a Trustee of funds advised by FMR; President and a Director of FMR and FIMM; and a Director of FMR Corp. Mr. Lynch is also Vice Chairman and a Director of FMR and a Trustee of funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

Board Considerations

   For information about the Board Considerations with respect to the FMR Sub-Advisory Agreement, please refer to the discussion of "Evaluation by the Board of Directors" under Proposal 1(A).

Information on the FMR Sub-Advisory Agreement

   Under the FMR Sub-Advisory Agreement, the FMR Sub-Advisor would act as an investment consultant and supply investment research information and portfolio management advice as reasonably requested by FMR.

   Under the FMR Sub-Advisory Agreement, FMR could grant discretionary investment advisory authority with respect to all or a portion of the Portfolio's assets it manages to the FMR Sub-Advisor. In exercising discretionary investment advisory authority on behalf of the Portfolio, the FMR Sub-Advisor would be required, subject to the overall supervision of FMR, to direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and limitations as provided in the Portfolio's prospectus or other governing instruments and such other limitations as the Portfolio may impose by notice in writing to FMR. If FMR grants investment advisory authority to the FMR Sub-Advisor with respect to all or a portion of the Portfolio's assets, the FMR Sub-Advisor would be authorized to buy or sell stocks, bonds, and other securities for the Portfolio subject to the overall supervision of FMR and the Board of Directors. In addition, the FMR Sub-Advisory Agreement would authorize the FMR Sub-Advisor to delegate other discretionary investment advisory services to another FMR Sub-Advisor, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the Portfolio), other transactions in futures contracts and options, and borrowing or lending portfolio securities. Whenever these discretionary investment advisory services are delegated, the FMR Sub-Advisor would continue to be subject to the control and direction of FMR and the Board of Directors, and would continue to be bound by the investment objective, policies, and limitations of the Portfolio.

   The form of the FMR Sub-Advisory Agreement is attached hereto as Exhibit B. Its description above is qualified in its entirety by reference to Exhibit B.

Fees and Expenses of FMR Sub-Advisor

   Because the FMR Sub-Advisor would be paid out of the proceeds of FMR's sub-advisory fee, the FMR Sub-Advisory Agreement would not affect the fees paid by the Portfolio.

   For providing discretionary investment advisory services and executing portfolio transactions, FMR would pay the FMR Sub-Advisor a fee equal to 50% of the fee payable to FMR with respect to that portion of the Portfolio's assets that is managed by the FMR Sub-Advisor.

   If approved by shareholders, the FMR Sub-Advisory Agreement would take effect on August 31, 2003 and would continue in force until August 31, 2005 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Directors who are not "interested persons" of the Portfolio or FMR and (ii) the vote of either a majority of the Directors or by the vote of a majority of the outstanding shares of the Portfolio.

   The FMR Sub-Advisory Agreement would be terminable on 60 days' written notice by either party to the FMR Sub-Advisory Agreement and the FMR Sub-Advisory Agreement would terminate automatically in the event of its assignment.

Differences Between Prior Sub-Advisory Agreement and FMR Sub-Advisory Agreements

   Under the Current Agreement, there was one sub-advisory arrangement between TIA and the current subadvisor. Under the New Sub-Advisory Agreement, there will be an additional agreement with the FMR Sub-Advisor. This will enable the Portfolio to take advantage of the expertise of the FMR Sub-Advisor. The higher fee paid to FMR under the New Sub-Advisory agreement will not affect the advisory fee paid by the Portfolio. TIA will pay FMR out of the fee it receives from the Portfolio under the Management Agreement. Fees paid to the FMR Sub-Advisor under the FMR Sub-Advisory Agreement also will not affect the advisory fee payable by the Portfolio. FMR will pay the FMR Sub-Advisor out of its own fee payable under the New Sub-Advisory Agreement. For more information on the fees and expenses under the FMR Sub-Advisory Agreement, please refer to the description of the New Sub-Advisory Agreement above.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE FMR SUB-ADVISORY AGREEMENT.

                                  PROPOSAL 2

                        CHANGE IN INVESTMENT OBJECTIVE

Introduction

   The Portfolio's current investment objective is "long-term growth of capital." As discussed above, the Board is asking shareholders to approve a proposal to change the Portfolio's investment objective to "capital appreciation." The Portfolio's current investment objective is a fundamental policy that cannot be changed without shareholder approval. If Proposal 2 is approved, the new investment objective will also be a fundamental policy that cannot be changed without shareholder approval.

Discussion

   Existing Investment Objective and Policies. The Portfolio's current investment objective is long-term growth of capital. Currently, the Portfolio invests primarily in equity securities of U.S. companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stock, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Portfolio may also invest in fixed income securities for capital appreciation, including lower quality fixed income securities.

   The current subadvisor emphasizes individual security selection while spreading investments among many industries and sectors. The current subadvisor identifies individual companies that it believes offer exceptionally high prospects for growth and uses qualitative analysis to control risk. The current subadvisor also over- and underweights particular industry sectors depending on its outlook for each sector.

   In selecting individual companies and sectors for investment the current subadvisor looks for: (i) favorable earnings outlook; (ii) above average growth rates at reasonable market valuations; (iii) experienced and effective management; (iv) high relative return on invested capital; (v) strong financial condition; (vi) effective research, product development and marketing.

   Proposed New Investment Objective and Policies. The Board believes that the Portfolio's performance has not met with its own or investors' expectations and, as a consequence, asset growth has been slow. Therefore, for the reasons discussed above in Proposals 1(A) and 1(B), the Board believes that current and future owners of interests in the Portfolio would be better served if the Portfolio were to change its sub-advisor.

   FMR will invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. FMR would not be constrained to any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Portfolio, FMR will rely on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

   FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Risks of Investing in the Portfolio

   While investing in growth and value securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the Portfolio, or the Portfolio may not perform as well as other investments, if any of the following occurs:

    .  Stock markets decline.

    . An adverse event, such as negative press reports about a company in the Portfolio, depresses the value of the company's stock.

    . The subadvisor's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Portfolio Manager

   If the Proposals are approved, day-to-day management of the portfolio would be the responsibility of Adam Hetnarski. Mr. Hetnarski joined FMR in 1991. Since joining FMR, he has worked as a research analyst and manager.

   Portfolio manager changes, as well as a change in the Portfolio's investment objective, may result in portfolio turnover in excess of what would otherwise be the case. A higher portfolio turnover rate may result in the Portfolio's paying increased transaction costs.

   The Board, including the Independent Directors, reviewed materials presented by management in connection with Proposal 2 and approved Proposal 2 at its meeting unanimously on June 11, 2003. For the reasons described above, the Board believes that the proposed change is in the best interests of shareholders and recommends that shareholders approve the proposed change.

Vote Required

   The approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE CHANGE IN INVESTMENT OBJECTIVE.

                            ADDITIONAL INFORMATION

Proposals of Shareholders

   The Portfolio does not hold regular shareholder meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion.

   For business to be properly brought before an annual or special meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting, provided, however, that if less than 70 days' notice or prior public disclosure is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made.

Shareholders' Request for Special Meeting

   Shareholders holding a majority of the Fund's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding a majority of the votes entitled to be cast at the meeting upon payment by such shareholders to the Fund of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before the Special Meeting

   The Portfolio does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE PORTFOLIO AND SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY FAX OR THROUGH THE INTERNET).

                           By order of the Board of Directors,

                           Christina T. Sydor
                           Secretary

Dated: July 21, 2003

                                                                     Appendix A

           Funds with Investment Objectives Similar to the Portfolio
                              and Advised by FMR

               Table of Average Net Assets and Expense Ratios(a)

                                                             Ratio of Net
                                                             Advisory Fees
                                                              to Average
                                                  Average     Net Assets
                                     Fiscal     Net Assets       Paid
     Investment Objective and Fund Year End(a) (millions)(b)   to FMR(c)
     ----------------------------- ----------- ------------- -------------
     Growth
     Large Cap Stock(g)(h)........   4/30/02     $  666.3        0.53%
     Mid Cap Stock(g)(h)..........   4/30/02      6,552.6        0.69
     Small Cap Retirement(g)(h)...   4/30/02         21.1        0.00(z)
     Small Cap Stock(g)(h)........   4/30/02      1,314.2        0.86
     Contrafund/R/ II(g)(h).......   6/30/02      1,027.1        0.81
     Fidelity Fifty/R/(g)(h)......   6/30/02        491.2        0.77
     Advisor Focus Funds:(g)(h)
     Biotechnology:(x)
      Class A.....................   7/31/02          5.6        0.58
      Class T.....................   7/31/02          8.4        0.58
      Class B.....................   7/31/02         12.0        0.58
      Class C.....................   7/31/02          9.0        0.58
      Institutional Class.........   7/31/02          1.1        0.58
     Consumer Industries:(x)
      Class A.....................   7/31/02          5.4        0.58
      Class T.....................   7/31/02         12.5        0.58
      Class B.....................   7/31/02         13.7        0.58
      Class C.....................   7/31/02          5.7        0.58
      Institutional Class.........   7/31/02          1.3        0.58
     Cyclical Industries:(x)
      Class A.....................   7/31/02          3.5        0.58
      Class T.....................   7/31/02          6.2        0.58
      Class B.....................   7/31/02          8.9        0.58
      Class C.....................   7/31/02          4.8        0.58
      Institutional Class.........   7/31/02          2.2        0.58
     Developing Communications(x):
      Class A.....................   7/31/02          0.6        0.58
      Class T.....................   7/31/02          1.8        0.58
      Class B.....................   7/31/02          1.7        0.58
      Class C.....................   7/31/02          1.2        0.58
      Institutional Class.........   7/31/02          0.2        0.58

                                                                  Ratio of Net
                                                                  Advisory Fees
                                                                   to Average
                                                       Average     Net Assets
                                          Fiscal     Net Assets       Paid
 Investment Objective and Fund          Year End(a) (millions)(b)   to FMR(c)
 -----------------------------          ----------- ------------- -------------
 Electronics(x):
  Class A..............................   7/31/02     $     5.4       0.58%
  Class T..............................   7/31/02          14.6       0.58
  Class B..............................   7/31/02          12.9       0.58
  Class C..............................   7/31/02          12.7       0.58
  Institutional Class..................   7/31/02           1.2       0.58
 Financial Services:
  Class A..............................   7/31/02          71.2       0.58
  Class T..............................   7/31/02         207.1       0.58
  Class B..............................   7/31/02         245.0       0.58
  Class C..............................   7/31/02         134.3       0.58
  Institutional Class..................   7/31/02          18.1       0.58
 Health Care:
  Class A..............................   7/31/02         126.5       0.58
  Class T..............................   7/31/02         349.3       0.58
  Class B..............................   7/31/02         422.4       0.58
  Class C..............................   7/31/02         208.4       0.58
  Institutional Class..................   7/31/02          45.9       0.58
 Natural Resources:
  Class A..............................   7/31/02          22.7       0.58
  Class T..............................   7/31/02         213.2       0.58
  Class B..............................   7/31/02          73.0       0.58
  Class C..............................   7/31/02          28.4       0.58
  Institutional Class..................   7/31/02           6.2       0.58
 Technology:
  Class A..............................   7/31/02         161.7       0.58
  Class T..............................   7/31/02         487.8       0.58
  Class B..............................   7/31/02         548.6       0.58
  Class C..............................   7/31/02         204.1       0.58
  Institutional Class..................   7/31/02          17.8       0.58
 Telecommunications & Utilities Growth:
  Class A..............................   7/31/02          39.4       0.58
  Class T..............................   7/31/02         104.4       0.58
  Class B..............................   7/31/02         154.7       0.58
  Class C..............................   7/31/02          74.1       0.58
  Institutional Class..................   7/31/02           6.0       0.58
 Blue Chip Growth(g)(h)................   7/31/02      20,682.1       0.49
 Dividend Growth(g)(h).................   7/31/02      14,704.6       0.75
 Leveraged Company Stock(g)(h).........   7/31/02          66.5       0.63

                                                                   Ratio of Net
                                                                   Advisory Fees
                                                                    to Average
                                                        Average     Net Assets
                                           Fiscal     Net Assets       Paid
Investment Objective and Fund            Year End(a) (millions)(b)   to FMR(c)
-----------------------------            ----------- ------------- -------------
Low-Priced Stock(g)(h)..................   7/31/02     $13,672.9       0.75%
OTC Portfolio(g)(h).....................   7/31/02       7,567.1       0.86
Export and Multinational(g)(h)..........   8/31/02         641.9       0.58
Destiny/SM/ II:(g)(h)
 Class O................................   9/30/02       3,629.8       0.45
 Class N................................   9/30/02          10.7       0.45
Destiny/SM/ II:(g)(h)
 Class O................................   9/30/02       4,642.2       0.58
 Class N................................   9/30/02          58.1       0.58
Advisor Diversified International:(f)(h)
 Class A................................  10/31/02          45.0       0.73
 Class T................................  10/31/02         191.3       0.73
 Class B................................  10/31/02          47.1       0.73
 Class C................................  10/31/02          49.1       0.73
 Institutional Class....................  10/31/02          73.2       0.73
Advisor Emerging Asia:(f)(h)(x)
 Class A................................  10/31/02          21.3       0.73
 Class T................................  10/31/02           4.3       0.73
 Class B................................  10/31/02           3.1       0.73
 Class C................................  10/31/02           2.0       0.73
 Institutional Class....................  10/31/02           0.8       0.73
Advisor Europe Capital
  Appreciation:(f)(h)(x)
 Class A................................  10/31/02           2.6       0.73
 Class T................................  10/31/02           9.1       0.73
 Class B................................  10/31/02           6.7       0.73
 Class C................................  10/31/02           4.0       0.73
 Institutional Class....................  10/31/02           0.8       0.73
Advisor Global Equity:(f)(h)(x)
 Class A................................  10/31/02           3.6       0.73
 Class T................................  10/31/02          10.4       0.73
 Class B................................  10/31/02           4.6       0.73
 Class C................................  10/31/02           3.6       0.73
 Institutional Class....................  10/31/02           1.0       0.73
Advisor International Capital
  Appreciation:(f)(h)
 Class A................................  10/31/02          16.0       0.73
 Class T................................  10/31/02         107.7       0.73
 Class B................................  10/31/02          41.2       0.73

                                                                Ratio of Net
                                                                Advisory Fees
                                                                 to Average
                                                     Average     Net Assets
                                        Fiscal     Net Assets       Paid
  Investment Objective and Fund       Year End(a) (millions)(b)   to FMR(c)
  -----------------------------       ----------- ------------- -------------
   Class C...........................  10/31/02     $   43.2        0.73%
   Institutional Class...............  10/31/02          7.9        0.73
  Advisor Japan:(f)(h)(x)
   Class A...........................  10/31/02          3.9        0.73
   Class T...........................  10/31/02          9.5        0.73
   Class B...........................  10/31/02         12.3        0.73
   Class C...........................  10/31/02          7.9        0.73
   Institutional Class...............  10/31/02          6.1        0.73
  Advisor Korea:(f)(h)(x)
   Class A...........................  10/31/02         15.1        0.83
   Class T...........................  10/31/02          2.2        0.83
   Class B...........................  10/31/02          1.1        0.83
   Class C...........................  10/31/02          1.5        0.83
   Institutional Class...............  10/31/02          0.5        0.83
  Advisor Latin America:(f)(h)(x)
   Class A...........................  10/31/02          0.6        0.73
   Class T...........................  10/31/02          1.1        0.73
   Class B...........................  10/31/02          1.1        0.73
   Class C...........................  10/31/02          0.9        0.73
   Institutional Class...............  10/31/02          0.4        0.73
  Advisor Overseas:(f)(h)
   Class A...........................  10/31/02         46.3        0.82
   Class T...........................  10/31/02      1,161.1        0.82
   Class B(x)........................  10/31/02         71.4        0.82
   Class C(x)........................  10/31/02         47.2        0.82
   Institutional Class...............  10/31/02         76.8        0.82
  Advisor Tax Managed Stock:(g)(h)(x)
   Class A...........................  10/31/02          1.6        0.58
   Class T...........................  10/31/02          2.7        0.58
   Class B...........................  10/31/02          1.6        0.58
   Class C...........................  10/31/02          2.4        0.58
   Institutional Class...............  10/31/02          0.8        0.58
  Aggressive International(f)(h).....  10/31/02        257.1        1.05
  Canada(f)(h).......................  10/31/02         84.0        0.95
  Capital Appreciation(g)(h).........  10/31/02      2,047.2        0.81
  China Region(f)(h).................  10/31/02        128.8        0.73
  Disciplined Equity(g)(h)...........  10/31/02      2,944.2        0.74
  Diversified International (f)(h)...  10/31/02      6,760.0        0.90
  Emerging Markets(f)(h).............  10/31/02        296.1        0.73

                                                                Ratio of Net
                                                                Advisory Fees
                                                                 to Average
                                                     Average     Net Assets
                                        Fiscal     Net Assets       Paid
  Investment Objective and Fund       Year End(a) (millions)(b)   to FMR(c)
  -----------------------------       ----------- ------------- -------------
  Europe(f)(h).......................  10/31/02     $1,054.2        0.81%
  Europe Capital Appreciation(f)(h)..  10/31/02        468.6        0.98
  Frank Russell Investment Company
    (FRIC) International(f)(h).......  10/31/02        100.9        0.35
  FRIC International Securities(f)(h)  10/31/02         78.8        0.35
  Focused Stock(g)(h)................  10/31/02         46.3        0.64
  Global Balanced(f)(h)..............  10/31/02         92.2        0.73
  International Growth & Income(f)(h)  10/31/02        927.6        0.73
  International Small Cap(e)(f)(h)...  10/31/02          2.6        0.00(d)(z)
  Japan(f)(h)........................  10/31/02        308.2        1.00
  Japan Smaller Companies(f)(h)......  10/31/02        388.2        0.73
  Latin America(f)(h)................  10/31/02        186.4        0.73
  Nordic(f)(h).......................  10/31/02         92.7        0.73
  Overseas(f)(h).....................  10/31/02      3,367.6        0.85
  Pacific Basin(f)(h)................  10/31/02        342.3        0.99
  Small Cap Independence(g)(h).......  10/31/02      1,003.3        0.77
  Southeast Asia(f)(h)...............  10/31/02        287.8        0.97
  Stock Selector(g)(h)...............  10/31/02        916.4        0.66
  Tax Managed Stock(g)(h)............  10/31/02         84.5        0.58
  Worldwide(f)(h)....................  10/31/02        750.5        0.86
  Advisor Aggressive Growth:(g)(h)(x)
   Class A...........................  11/30/02          3.0        0.63
   Class T...........................  11/30/02         13.6        0.63
   Class B...........................  11/30/02          7.2        0.63
   Class C...........................  11/30/02          7.8        0.63
   Institutional Class...............  11/30/02          0.7        0.63
  Advisor Dividend Growth:(g)(h)
   Class A...........................  11/30/02        179.1        0.58
   Class T...........................  11/30/02      1,299.8        0.58
   Class B...........................  11/30/02        438.6        0.58
   Class C...........................  11/30/02        321.6        0.58
   Institutional Class...............  11/30/02        359.1        0.58
  Advisor Dynamic Capital
    Appreciation:(g)(h)
   Class A...........................  11/30/02         23.8        0.58
   Class T...........................  11/30/02        180.7        0.58
   Class B...........................  11/30/02         80.9        0.58
   Class C...........................  11/30/02         54.3        0.58
   Institutional Class...............  11/30/02          4.5        0.58

                                                                Ratio of Net
                                                                Advisory Fees
                                                                 to Average
                                                     Average     Net Assets
                                        Fiscal     Net Assets       Paid
  Investment Objective and Fund       Year End(a) (millions)(b)   to FMR(c)
  -----------------------------       ----------- ------------- -------------
  Advisor Equity Growth:(g)(h)
   Class A...........................  11/30/02     $  563.6        0.58%
   Class T...........................  11/30/02      5,828.0        0.58
   Class B(x)........................  11/30/02      1,431.6        0.58
   Class C...........................  11/30/02        624.7        0.58
   Institutional Class...............  11/30/02      1,948.4        0.58
  Advisor Equity Value:(g)(h)(x)
   Class A...........................  11/30/02          2.4        0.58
   Class T...........................  11/30/02         15.3        0.58
   Class B...........................  11/30/02          8.2        0.58
   Class C...........................  11/30/02          7.2        0.58
   Institutional Class...............  11/30/02          0.4        0.58
  Advisor Fifty:(g)(h)(x)
   Class A...........................  11/30/02          4.8        0.58
   Class T...........................  11/30/02         19.7        0.58
   Class B...........................  11/30/02         13.3        0.58
   Class C...........................  11/30/02          7.7        0.58
   Institutional Class...............  11/30/02          0.8        0.58
  Advisor Growth Opportunities:(g)(h)
   Class A...........................  11/30/02        247.1        0.12
   Class T...........................  11/30/02      6,257.9        0.12
   Class B...........................  11/30/02        747.8        0.12
   Class C...........................  11/30/02        181.1        0.12
   Institutional Class...............  11/30/02        146.4        0.12
  Advisor Large Cap:(g)(h)
   Class A...........................  11/30/02         37.5        0.58
   Class T...........................  11/30/02        284.5        0.58
   Class B(x)........................  11/30/02        101.6        0.58
   Class C...........................  11/30/02         43.1        0.58
   Institutional Class...............  11/30/02         57.0        0.58
  Advisor Leveraged Company Stock
    Fund:(g)(h)(x)
   Class A...........................  11/30/02          0.7        0.63
   Class T...........................  11/30/02          1.5        0.63
   Class B...........................  11/30/02          1.0        0.63
   Class C...........................  11/30/02          1.5        0.63
   Institutional Class...............  11/30/02          0.5        0.63
  Advisor Mid Cap:(g)(h)
   Class A...........................  11/30/02        324.1        0.58

                                                                 Ratio of Net
                                                                 Advisory Fees
                                                                  to Average
                                                      Average     Net Assets
                                         Fiscal     Net Assets       Paid
  Investment Objective and Fund        Year End(a) (millions)(b)   to FMR(c)
  -----------------------------        ----------- ------------- -------------
   Class T............................  11/30/02     $ 1,649.1       0.58%
   Class B............................  11/30/02         577.8       0.58
   Class C............................  11/30/02         294.7       0.58
   Institutional Class................  11/30/02         204.9       0.58
  Advisor Small Cap:(g)(h)
   Class A............................  11/30/02         117.7       0.73
   Class T............................  11/30/02         640.7       0.73
   Class B............................  11/30/02         270.2       0.73
   Class C............................  11/30/02         205.0       0.73
   Institutional Class................  11/30/02          69.5       0.73
  Advisor Strategic Growth:(g)(h)(x)
   Class A............................  11/30/02           4.2       0.58
   Class T............................  11/30/02          12.3       0.58
   Class B............................  11/30/02           9.6       0.58
   Class C............................  11/30/02           2.5       0.58
   Institutional Class................  11/30/02           0.4       0.58
  Advisor Value Strategies:(g)(h)
   Class A............................  11/30/02         118.1       0.58
   Class T............................  11/30/02         735.6       0.58
   Class B............................  11/30/02         198.7       0.58
   Initial Class......................  11/30/02          17.4       0.58
   Class C............................  11/30/02          40.8       0.58
   Institutional Class................  11/30/02          64.5       0.58
  Aggressive Growth(g)(h).............  11/30/02       5,267.9       0.17
  Growth Company(g)(h)................  11/30/02      18,209.0       0.84
  Independence Fund(g)(h).............  11/30/02       4,960.8       0.86
  New Millennium(g)(h)................  11/30/02       2,734.2       0.87
  Contrafund/R/(g)(h).................  12/31/02      30,114.2       0.81
  Trend(g)(h).........................  12/31/02         842.5       0.82
  Japan Fund(f)(g)(h).................  12/31/02         238.3       0.59
  EQ Advisors Trust EQ/FI Mid Cap.....  12/31/02         292.0       0.49
  EQ Advisor Trust EQ/FI Small/Mid Cap
    Value.............................  12/31/02         639.3       0.49
  ING FMR Diversified Mid Cap(h)......  12/31/02          91.1       0.50
  LB Series All Cap(h)................  12/31/02          35.4       0.60
  LSA Variable Series Diversified Mid
    Cap(h)............................  12/31/02           5.4       0.55
  Manufacturers Investment Large Cap
    Growth(h).........................  12/31/02          94.2       0.40

                                                                  Ratio of Net
                                                                  Advisory Fees
                                                                   to Average
                                                       Average     Net Assets
                                          Fiscal     Net Assets       Paid
 Investment Objective and Fund          Year End(a) (millions)(b)   to FMR(c)
 -----------------------------          ----------- ------------- -------------
 Manufacturers Investment Overseas(h)..  12/31/02     $  323.2        0.50%
 Manufacturers Investment Strategic
   Opportunities(h)....................  12/31/02        497.8        0.35
 MassMutual Institutional Blue Chip
   Growth(h)...........................  12/31/02        298.4        0.54
 MassMutual Institutional Value
   Equity(h)...........................  12/31/02         87.2        0.50
 Prudential Series SP Large Cap Value..  12/31/02         38.6        0.50
 Prudential Series SP Small/Mid Cap
   Value...............................  12/31/02         99.0        0.55
 Russell Investment Non-U.S.(f)(h).....  12/31/02         37.0        0.35
 Travelers Series Large Cap............  12/31/02        175.7        0.45
 Vantagepoint Growth(h)................  12/31/02        562.1        0.61
 Variable Insurance Products:(h)
  Growth
    Initial Class......................  12/31/02      8,976.0        0.58
    Service Class......................  12/31/02      1,331.5        0.58
    Service Class 2....................  12/31/02        214.9        0.58
    Service Class 2R(e)................  12/31/02          0.1        0.58
  Overseas(f)
    Initial Class......................  12/31/02      1,298.6        0.73
    Initial Class R(e).................  12/31/02         11.3        0.73
    Service Class......................  12/31/02        223.6        0.73
    Service Class R(e).................  12/31/02         11.6        0.73
    Service Class 2....................  12/31/02         65.9        0.73
    Service Class 2R(e)................  12/31/02          0.5        0.73
  Value(g)(x)
    Initial Class......................  12/31/02          0.3        0.58
    Service Class......................  12/31/02          1.2        0.58
    Service Class 2....................  12/31/02          2.0        0.58
 Variable Insurance Products II:
  Contrafund(g)(h)
    Initial Class......................  12/31/02      6,572.9        0.58
    Service Class......................  12/31/02      1,195.1        0.58
    Service Class 2....................  12/31/02        335.7        0.58
    Service Class 2R(e)................  12/31/02          0.2        0.58
 Variable Insurance Products III:(g)(h)
  Aggressive Growth(x)
    Initial Class......................  12/31/02          0.8        0.63

                                                                 Ratio of Net
                                                                 Advisory Fees
                                                                  to Average
                                                      Average     Net Assets
                                         Fiscal     Net Assets       Paid
 Investment Objective and Fund         Year End(a) (millions)(b)   to FMR(c)
 -----------------------------         ----------- ------------- -------------
    Service Class.....................  12/31/02      $  1.0         0.63%
    Service Class 2...................  12/31/02         4.3         0.63
  Dynamic Capital Appreciation(x)
    Initial Class.....................  12/31/02         0.6         0.58
    Service Class.....................  12/31/02         1.0         0.58
    Service Class 2...................  12/31/02         5.2         0.58
  Growth Opportunities
    Initial Class.....................  12/31/02       510.9         0.58
    Service Class.....................  12/31/02       230.8         0.58
    Service Class 2...................  12/31/02        44.2         0.58
  Mid Cap
    Initial Class.....................  12/31/02       566.7         0.58
    Service Class.....................  12/31/02       385.7         0.58
    Service Class 2...................  12/31/02       358.5         0.58
  Value Strategies(e)(x)
    Initial Class.....................  12/31/02         1.4         0.58(d)
    Service Class.....................  12/31/02         4.0         0.58(d)
    Service Class 2...................  12/31/02        13.5         0.58(d)
 Variable Insurance Products IV:(g)(h)
  Consumer Industries.................  12/31/02        14.3         0.58
  Cyclical Industries.................  12/31/02        12.0         0.58
  Financial Services..................  12/31/02        37.1         0.58
  Growth Stock(e)(x)
    Initial Class.....................  12/31/02         1.5         0.58(d)
    Service Class.....................  12/31/02         1.5         0.58(d)
    Service Class 2...................  12/31/02         2.0         0.58(d)
  Health Care.........................  12/31/02        54.6         0.58
  Natural Resources...................  12/31/02        22.1         0.58
  Real Estate(e)(x)
    Initial Class.....................  12/31/02         2.0         0.58(d)
    Service Class.....................  12/31/02         1.5         0.58(d)
    Service Class 2...................  12/31/02         1.5         0.58(d)
  Technology..........................  12/31/02        32.0         0.59
  Telecommunications & Utilities
    Growth............................  12/31/02         8.0         0.58(z)
 Structured Large Cap Growth..........   1/31/03        29.6         0.34(z)
 Structured Large Cap Value...........   1/31/03         1.8         0.00(z)
 Structured Mid Cap Growth............   1/31/03        18.1         0.00(z)
 Structured Mid Cap Value.............   1/31/03        43.1         0.48(z)

                                                                Ratio of Net
                                                                Advisory Fees
                                                                 to Average
                                                     Average     Net Assets
                                        Fiscal     Net Assets       Paid
   Investment Objective and Fund      Year End(a) (millions)(b)   to FMR(c)
   -----------------------------      ----------- ------------- -------------
   Utilities Fund(d)(f)..............   1/31/03     $  938.3        0.67%
   Select Portfolios(R)(g)(h)
    Air Transportation...............   2/28/03         39.2        0.58
    Automotive.......................   2/28/03         33.6        0.58
    Banking..........................   2/28/03        450.0        0.58
    Biotechnology....................   2/28/03      1,718.4        0.58
    Brokerage and Investment
      Management.....................   2/28/03        364.5        0.58
    Business Services and Outsourcing   2/28/03         41.4        0.58
    Chemicals........................   2/28/03         41.0        0.58
    Computers........................   2/28/03        703.4        0.58
    Construction and Housing.........   2/28/03         78.6        0.58
    Consumer Industries..............   2/28/03         22.6        0.58
    Cyclical Industries..............   2/28/03         17.9        0.58
    Defense and Aerospace............   2/28/03        363.3        0.58
    Developing Communications........   2/28/03        392.8        0.58
    Electronics......................   2/28/03      3,137.9        0.58
    Energy...........................   2/28/03        206.7        0.58
    Energy Service...................   2/28/03        513.4        0.58
    Environmental....................   2/28/03         12.2        0.44(z)
    Financial Services...............   2/28/03        485.2        0.58
    Food and Agriculture.............   2/28/03        113.9        0.58
    Gold.............................   2/28/03        584.1        0.59
    Health Care......................   2/28/03      1,995.3        0.58
    Home Finance.....................   2/28/03        419.9        0.58
    Industrial Equipment.............   2/28/03         21.1        0.58
    Industrial Materials.............   2/28/03         36.0        0.59
    Insurance........................   2/28/03        121.3        0.58
    Leisure..........................   2/28/03        141.9        0.58
    Medical Delivery.................   2/28/03        191.8        0.58
    Medical Equipment and Systems....   2/28/03        138.5        0.58
    Multimedia.......................   2/28/03        111.1        0.59
    Natural Gas......................   2/28/03        161.6        0.58
    Natural Resources................   2/28/03         28.2        0.58
    Networking and Infrastructure....   2/28/03         86.7        0.58
    Paper and Forest Products........   2/28/03         25.0        0.58
    Pharmaceuticals(e)...............   2/28/03         52.7        0.58
    Retailing........................   2/28/03         88.2        0.58
    Software and Computer Services...   2/28/03        634.8        0.58

                                                             Ratio of Net
                                                             Advisory Fees
                                                              to Average
                                                  Average     Net Assets
                                     Fiscal     Net Assets       Paid
     Investment Objective and Fund Year End(a) (millions)(b)   to FMR(c)
     ----------------------------- ----------- ------------- -------------
           Technology.............   2/28/03     $ 1,690.6       0.58%
          Telecommunications......   2/28/03         350.4       0.58
           Transportation.........   2/28/03          34.6       0.58
           Utilities Growth.......   2/28/03         201.3       0.58
           Wireless(e)............   2/28/03          65.6       0.58
          Magellan(g)(h)..........   3/31/03      61,072.0       0.56

--------
(a) All fund data are as of the fiscal year end noted in the chart or as of March 31, 2003, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an
    (x).
(d) Annualized.
(e) Less than a complete fiscal year.
(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity International Investment Advisors (FIIA) with respect to the fund.
(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.
(h) FMR Co., Inc. (FMRC) serves as sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

                                                                      Exhibit A

                        FORM OF SUB-ADVISORY AGREEMENT

                          TRAVELERS SERIES FUND INC.

                          Strategic Equity Portfolio

   THIS AGREEMENT is made this 31st day of August, 2003, by and between Travelers Series Fund Inc. (the "Company"), a corporation organized under the laws of the State of Maryland, on behalf of the Strategic Equity Portfolio (the "Portfolio"), a series of the Travelers Investment Adviser, Inc. (the "Manager") and Fidelity Management & Research Company (the "Sub-Adviser").

   WHEREAS, the Company represents that it is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company, consisting of multiple series of investment portfolios;

   WHEREAS, the Manager represents that it is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser;

   WHEREAS, the Sub-Adviser represents that it is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

   WHEREAS, the Company represents that its charter authorizes the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement the Company's Board of Directors has authorized the issuance of series of shares representing interests in investment portfolios; and

   WHEREAS, the Manager represents that it has entered into a management
agreement dated as of            with the Company (the "Management Agreement"),
pursuant to which the Manager shall act as manager to the Portfolio;

   NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  Investment Description; Appointment

   The Company desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the "Board") and provided in writing the Sub-Adviser. Copies of the Prospectus and the Statement have been or will be submitted to the Sub-Adviser. The Company agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the Statement to the Sub-Adviser on an on-going basis. Until the Company delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement of Additional Information as previously furnished to the Sub-Adviser. The Company employs the Manager as the manager to the Portfolio pursuant to a management agreement dated June 2, 1994 (the "Management Agreement"), and the Company and the Manager desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolio. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.  Services as Sub-Adviser

   Subject to the supervision, direction and approval of the Board of the Company and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of the Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions on behalf of the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio.

   In addition, (i) the Sub-Adviser shall furnish quarterly and annual reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Portfolio and discuss the management of it with the Manager and, on an annual basis, the Board of Directors of the Company.

   (ii) Unless the Manager gives the Sub-Adviser written instructions to the contrary, with at least 30 days written notice with respect to voting any particular issue, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

   (iii) The Sub-Adviser shall maintain and preserve such records related to the Portfolio's transactions as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The Manager shall maintain and preserve all books and other records not related to the Portfolio's transactions as required under the 1940 Act. The Sub-Adviser shall timely furnish to the Manager all information relating to the Sub-Adviser's services hereunder reasonably requested by the Manager to keep and preserve the books and records of the Portfolio. The Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Company and the Sub-Adviser will surrender promptly to the Company copies of any of such records.

   (iv) The Sub-Adviser shall maintain compliance procedures for the Portfolio that it reasonably believes are adequate to ensure the Portfolio's compliance with (A) the 1940 Act and the rules and regulations promulgated thereunder and
(B) the Portfolio's investment objective(s) and policies as stated in the Prospectus and Statement. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Investment Advisers Act of 1940.

   (v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Company. The Sub-Adviser has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

   (vi) When engaging in transactions in securities or other assets for the Portfolio with any adviser to any other fund or portfolio under common control with the Portfolio, the Sub-Adviser or any of its "affiliated persons" (as defined in the Act) will not consult (other than for purposes of complying with Rule 12d3-1(a) and (b)) with such other adviser.

   (vii) The Sub-Adviser will provide reasonable assistance to the Company's Fair Valuation Committee for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Portfolio, the value of any portfolio securities or other assets of the Portfolio for which the Company's Fair Valuation Committee seeks assistance from or identifies for review by the Sub-Adviser, and the parties agree that the Sub-Adviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Portfolio.

3.  Brokerage

   In selecting brokers or dealers (including, if permitted by applicable law, Salomon Smith Barney Inc. or any other broker or dealer affiliated with the

Manager or the Sub-Adviser) to execute transactions on behalf of the Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

4.  Information Provided to the Company and the Manager

   The Sub-Adviser shall keep the Company and the Manager informed of developments materially affecting the Portfolio's holdings, and shall, on its own initiative, furnish the Company and the Manager with whatever information the Sub-Adviser believes is appropriate for this purpose.

5.  Compensation

   In consideration of the services rendered pursuant to this Agreement, the
Manager will pay the Sub-Adviser an annual fee calculated at the rate of   % of
the Portfolio's average daily net assets; the fee is calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Manager for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

6.  Expenses

   Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager, the Company or the Portfolio, including, without limitation, brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolio or the Company. The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company's legal existence and shareholder relations. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Manager under the Management Agreement are borne by the Portfolio or the Company.

7.  Standard of Care

   The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Company or to the shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8.  Term of Agreement

   This Agreement shall become effective            (the "Effective Date") and
shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

9.  Services to Other Companies or Accounts

   The Company understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Sub-Adviser's so acting, provided that whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.  Notices

   Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other parties at such address as such other parties may designate for the receipt of such notice. Until further notice to the other parties, it is agreed that the address of each party is as follows:

      (a) To the Company:

      Travelers Series Fund Inc.
      125 Broad Street
      New York, NY 10004

      (b) To the Manager:

      Travelers Investment Adviser, Inc.
      125 Broad Street
      New York, NY 10004

      (c) To the Sub-Adviser:

      Fidelity Management & Research Company
      82 Devonshire Street
      Boston, MA 02109

      Attention: General Counsel

11.  Representations

   The Company represents that a copy of the Articles of Incorporation is on file with the Secretary of the State of Maryland.

   Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

   If the Sub-Adviser is organized as a partnership the Sub-Adviser agrees to notify the Manager and the Company of any changes in the Sub-Adviser's general partners within a reasonable time after such change.

12.  Use of Name

   The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Manager and the Company shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

   Upon termination of this Agreement, the Manager and the Company shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trade names. The Manager and the Company agree they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Sub-Adviser shall have no responsibility to ensure of the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If the Manager or the Company makes an unauthorized use of the Sub-Adviser's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Sub-Adviser will be entitled to injunctive relief.

13.  Confidentiality

   All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Without limiting the foregoing, the Manager acknowledges that the securities holdings of the Portfolio(s) constitute information of value to the Sub-Adviser, and agrees
(1) not to use for any purpose, other than for the Manager or the Company, or their agents, to supervise or monitor the Sub-Adviser, the holdings or trade-related information of the Company; and (2) not to disclose the Portfolio(s)' holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board, counsel to the Board, counsel to the Company, the independent accountants and any other agent of the Company; or (d) as otherwise agreed to by the parties in writing. Further, the Manager agrees that information supplied by the Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and Manager agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Company, the independent accountants and any other agent of the Company; or (iv) as otherwise agreed to by the parties in writing.

14.  General

   The Sub-Adviser may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement to its wholly-owned subsidiary, FMR Co., Inc., provided that the Sub-Adviser remains responsible to the Manager and the Company for the performance of all of its responsibilities and duties hereunder. The Sub-Adviser will compensate FMR Co., Inc. for its services to the Company. Subject to prior notice to the Manager, the Sub-Adviser may terminate the services of FMR Co., Inc. for the Portfolio and shall, at such time, assume the responsibilities of FMR Co., Inc. with respect to the Portfolio.

   During the term of this Agreement, the Manager shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Company or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing in ten (10) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Company's prospectus and other parts of the registration statement) after receipt thereof.

   If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                              Very truly yours,

                              TRAVELERS SERIES FUND INC.

                              By: ______________________________________________
                              Name:
                              Title:

                              TRAVELERS INVESTMENT ADVISER, INC.

                              By: ______________________________________________
                              Name:
                              Title:

Accepted:

FIDELITY MANAGEMENT & RESEARCH COMPANY

By: ____________________________________________________________________________
Name:
Title:

                                                                      Exhibit B

                      FORM OF FMR SUB-ADVISORY AGREEMENT

                          SUB-SUB-ADVISORY AGREEMENT
                                    between
                               FMR CO., INC. and
                    FIDELITY MANAGEMENT & RESEARCH COMPANY

   AGREEMENT made this [insert day] day of [insert month], 2003, by and between FMR Co., Inc., a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Sub-Adviser") and Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser").

   WHEREAS the Adviser has entered into a Sub-Advisory Agreement ("Sub-Advisory Agreement") with Travelers Investment Adviser, Inc. ("Investment Manager") and the Travelers Series Fund Inc. (the "Fund"), a Maryland corporation, pursuant to which the Adviser acts as investment adviser to the portfolios listed on Exhibit A (individually a "Portfolio" and collectively the "Portfolios").

   WHEREAS the Sub-Adviser was formed for the purpose of providing investment management of equity and high income funds and advising generally with respect to equity and high income instruments.

   NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Adviser and the Sub-Adviser agree as follows:

   1. (a) The Sub-Adviser shall, subject to the supervision of the Adviser, direct the investments of all or such portion of the Portfolios' assets as the Adviser shall designate in accordance with the investment objectives, policies and limitations as provided in the Portfolios' Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolios may impose by notice in writing to the Adviser or Sub-Adviser. The Sub-Adviser shall also furnish for the use of the Portfolios' office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios; and shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolios relating to research, statistical and investment activities. The Sub-Adviser is authorized, in its discretion and without prior consultation with the Portfolios or the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolios. The investment policies and all other actions of the Portfolios are and shall at all times be subject to the control and direction of the Fund's Board of Directors.

   (b) The Sub-Adviser shall also furnish such reports, evaluations, information or analyses to the Fund and the Adviser as the Fund's Board of Directors or the Adviser may request from time to time or as the Sub-Adviser may deem to be desirable. The Sub-Adviser shall make recommendations to the Fund's Board of Directors with respect to Portfolios' policies, and shall carry out such policies as are adopted by the Directors. The Sub-Adviser shall, subject to review by the Board of Directors, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement and which are not otherwise furnished by the Adviser.

   (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios' accounts with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the Sub-Adviser, Adviser or their affiliates exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Directors of the Fund shall periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolios.

   2. As compensation for the services to be furnished by the Sub-Adviser hereunder, the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 50% of the sub-advisory fee that the Investment Manager is obligated to pay the Adviser under the Sub-Advisory Agreement in respect of that portion of the Portfolio's assets managed by the Sub-Adviser during such month. Such fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.

   3. It is understood that Directors, officers, and shareholders of the Fund are or may be or become interested in the Adviser or the Sub-Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser or the Sub-Adviser are or may be or become similarly interested in the Fund, and that the Adviser or the Sub-Adviser may be or become interested in the Fund as a shareholder or otherwise.

   4. It is understood that each Portfolio will pay all its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Sub-Advisory Agreement.

   5. The Services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund.

   6. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Investment Manager, the Fund or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

   7. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 7 for each Portfolio, this Agreement shall continue in force for two years, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

   (b) This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretive releases of, the Commission.

   (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 7, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Directors of the Fund who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   (d) Either the Adviser, the Sub-Adviser or the Portfolios may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors, or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically upon the termination of the Sub-Advisory Agreement. This Agreement shall terminate automatically in the event of its assignment.

   8. The Sub-Adviser agrees that any obligations of the Fund or a Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Directors or any individual Director.

   9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

   The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

   IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                    Exhibit A to Sub-Sub-Advisory Agreement

                      As of [insert month and day], 2003

                          Travelers Series Fund Inc.
                          Strategic Equity Portfolio

           VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE

                       THE EXPENSE OF ADDITIONAL MAILINGS
          __                                                           __
          \/ Please fold and detach card at perforation before mailing \/

TRAVELERS SERIES FUND INC.--STRATEGIC EQUITY PORTFOLIO

MEETING: AUGUST 22, 2003 AT 1:00 P.M.  PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of the Strategic Equity Portfolio (the "Portfolio"), a series of Travelers Series Fund Inc., hereby appoints R. Jay Gerken, Christina T. Sydor and Judith C. Loomis attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at The Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10048 on August 22, 2003 at 1:00 P.M., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 21, 2003 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life contract (each, a "Contract") instructs the voting of the Portfolio Shares attributable to his or her contract.

                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN THE ENCLOSED ENVELOPE





                                       Date:______________________, 2003



                                       Note: Please sign exactly as your name
                                       appears on this Proxy. If joint owners,
                                       EITHER may sign this Proxy. When
                                       signing as attorney, executor,
                                       administrator, trustee, guardian
                                       or corporate officer, please give
                                       your full title.



                                       -----------------------------------------






                                       -----------------------------------------
                                          Signature(s) Title(s), if applicable

          __                                                           __
          \/ Please fold and detach card at perforation before mailing \/


     Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

                                                                                        FOR           AGAINST         ABSTAIN
1(A).   To approve a new Sub-Advisory Agreement.
                                                                                        [ ]             [ ]              [ ]
1(B)    To approve a new Sub-Sub-Advisory Agreement.

2.      To approve a change in the Portfolio's investment objective.                    [ ]             [ ]              [ ]

3. To transact any other business which may properly come before the Meeting or any adjournment thereof.

     NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
     ----------------------------------------------------------------------